GOODWILL AND OTHER INTANGIBLES	9 Months Ended
Sep. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLES	GOODWILL AND OTHER INTANGIBLES
Changes in the carrying amount of goodwill for the nine months ended September 30, 2021 are as follows:

	Agriculture	Commercial and Specialty Vehicles	Powertrain	Financial Services	Total
	(in millions)
Balance at January 1, 2021	$1,695	$65	$7	$157	$1,924
Foreign currency translation and other	(2)	(3)	—	(1)	(6)
Balance at September 30, 2021	$1,693	$62	$7	$156	$1,918

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs that would indicate it is more likely than not that the fair value of a reporting unit is less than book value. CNH Industrial performed its most recent annual impairment review as of December 31, 2020. At that date, the estimated fair values of the Agriculture and Financial Services reporting units exceeded the carrying value by approximately 270% and 51%, respectively.
As of September 30, 2021 and December 31, 2020, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		September 30, 2021			December 31, 2020
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
		(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$308	$246	$62	$311	$241	$70
Patents, concessions, licenses and other	5-25	2,134	1,693	441	2,107	1,678	429
		2,442	1,939	503	2,418	1,919	499
Other intangible assets not subject to amortization:
Trademarks		273	—	273	273	—	273
Total Other intangible assets		$2,715	$1,939	$776	$2,691	$1,919	$772
CNH Industrial recorded amortization expense of $27 million and $25 million for the three months ended September 30, 2021 and 2020, respectively, and $83 million and $72 million for the nine months ended September 30, 2021 and 2020, respectively.